                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): DECEMBER 24, 2001


                          TOUCHTUNES MUSIC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

         33-55254-447                                    87-0485304
   (Commission File Number)                  (IRS Employer Identification No.)


                              1800 E. Sahara Avenue
                                    Suite 107
                             LAS VEGAS, NEVADA 89104
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (702) 792-7405
              (Registrant's Telephone Number, Including Area Code)

                ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

On December 24, 2001, TouchTunes Music Corporation (the "Company") announced the departure of Francois Plamondon as President and Chief Operating Officer. The Company issued a press release on December 24, 2001 announcing the departure of Mr. Plamondon. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

     99.1 Press Release of the Company relating to the departure of Francois Plamondon, dated December 24, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TOUCHTUNES MUSIC CORPORATION

                                            By: /s/  Matthew Carson
                                                --------------------------------
                                                Matthew Carson
                                                Vice President Finance and
                                                Chief Financial Officer



Date: December 28, 2001



                                  EXHIBIT INDEX

Exhibit No.                  Description
-----------                  -----------
99.1                         Press Release of the Company relating to the
                             departure of Francois Plamondon, dated December 24,
                             2001.